Exhibit 99.1
                                 ------------


              Computational Materials filed on December 3, 2004.

                  IndyMac INDX Mortgage Loan Trust 2004-AR14
                     Mortgage Pass-Through Certificates,
                               Series 2004-AR14





                       Preliminary Marketing Materials





                                 $443,486,000
                  (Approximate, subject to +/- 10% Variance)





                              IndyMac MBS, Inc.
                                  Depositor


                               [LOGO]IndyMacBank
                          Seller and Master Servicer


                          [LOGO]RBS Greenwich Capital
                                 Underwriter

                             Contact Information





  RBS Greenwich Capital

-----------------------------------------------------------------------------------------------------------------------
Trading                                  Banking                               Structuring
-----------------------------------------------------------------------------------------------------------------------
Name/Email              Phone            Name/Email          Phone             Name/Email                Phone
Ron Weibye              (203) 625-6160   Prue Larocca        (203) 625-3868    Stu Kronick               (203) 625-6160
weibyer@gcm.com                          laroccp@gcm.com                       stuart.kronick@gcm.com

-----------------------------------------------------------------------------------------------------------------------
Johan Eveland           (203) 625-6160   Vinu Phillips       (203) 622-5626
Johan.eveland@gcm.com                    philliv@gcm.com

-----------------------------------------------------------------------------------------------------------------------
                                         Michael McKeever    (203) 618-2237
                                         mckeevm@gcm.com
-----------------------------------------------------------------------------------------------------------------------




  Rating Agencies

-------------------------------------------------------------------------------------------
Standard and Poor's                      Moody's Investor Service
-------------------------------------------------------------------------------------------
Name/Email              Phone            Name/Email                          Phone
-------------------------------------------------------------------------------------------
Victor Bhagat           (212) 438-1130   Eric Fellows                        (212) 553-3847
bhagat@sandp.com                         Eric_fellows@moodys.com
-------------------------------------------------------------------------------------------


                         [LOGO] RBS Greenwich Capital
                                 Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                        Date Prepared: November 17, 2004

                  IndyMac INDX Mortgage Loan Trust 2004-AR14
             Mortgage Pass-Through Certificates, Series 2004-AR14
            $443,486,000 (Approximate, Subject to +/- 10% Variance)

                        Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

===========================================================================================================================
                                                                                                                 Expected
            Principal Amount       WAL (Yrs)      Pmt Window (Mths)       Interest                                Ratings
 Class       (Approx) (1)         Call/ Mat(2)      Call/ Mat(2)         Rate Type         Tranche Type         S&P/Moody's
 -----       ------------         ------------      ------------         ---------         ------------         -----------
1-A-1A       $342,113,000               Not Marketed Hereby             Floater (3)    Super Senior Floater      AAA/Aaa
1-A-1B        38,013,000          3.65 / 3.99       1-114 / 1-360       Floater (3)     Senior Mez Floater       AAA/Aaa
2-A-1A       $309,290,000         3.64 / 3.99       1-114 / 1-360       Floater (3)    Super Senior Floater      AAA/Aaa
2-A-1B       $54,583,000          3.64 / 3.99       1-114 / 1-360       Floater (3)     Senior Mez Floater       AAA/Aaa
A-X-1(4)       Notional               N/A               N/A             Variable          Senior/NAS IO          AAA/Aaa
A-X-2(5)       Notional                 Not Marketed Hereby             Variable         Senior/WAC IO/PO        AAA/Aaa
  A-R            $100                   Not Marketed Hereby             Variable         Senior/Residual         AAA/Aaa
  B-1        $18,000,000          6.24 / 7.00       1-114 / 1-360       Floater (6)    Subordinate Floater       AA/Aa2
  B-2        $14,000,000          6.24 / 7.00       1-114 / 1-360       Floater (6)    Subordinate Floater        A/A2
  B-3         $9,600,000          6.24 / 7.00       1-114 / 1-360       Floater (6)    Subordinate Floater       BBB/Baa2
---------------------------------------------------------------------------------------------------------------------------
  B-4         $7,200,000                                                               Subordinate Floater       BB/NR
  B-5         $4,400,000             Privately Offered Certificates                    Subordinate Floater        B/NR
  B-6         $2,800,900                                                               Subordinate Floater       NR/NR
===========================================================================================================================
 Total       $800,000,000




(1) Distributions on the Class 1-A-1A and Class 1-A-1B Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the, Class 2-A-1A and Class 2-A-1B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1A and Class 1-A-1B Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1A and Class 2-A-1B Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in July 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class AX-1 Certificates.

                                                                             2


                        [LOGO] RBS Greenwhich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


(5) The Class A-X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X-2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class A-X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X-2 Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.


Depositor:                  IndyMac MBS, Inc.

Lead Underwriter:           Greenwich Capital Markets, Inc.

Co-Managers:                UBS Securities LLC and Goldman, Sachs and Co.

Seller and Master
Servicer:                   IndyMac Bank, F.S.B.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            S&P and Moody's will rate the Offered Certificates
                            as specified on the prior page.

Cut-off Date:               December 1, 2004.

Expected Pricing Date:      November [18], 2004.

Closing Date:               On or about December 6, 2004.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in January 2005.

Certificates:               The "Senior Certificates" will consist of the
                            Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class
                            2-A-1B, Class A-X-1 and Class A-X-2 Certificates
                            (collectively the "Class A Certificates"), and
                            Class A-R Certificate. The Class B-1, Class B-2,
                            Class B-3, Class B-4, Class B-5 and Class B-6
                            Certificates will be referred to herein as the "Subordinate Certificates." The Senior
                            Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class 1-A-1A, Class 1-A-1B,
                            Class 2-A-1A, Class 2-A-1B Certificates and the
                            Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Class B-1, Class B-2 and Class B-3
                            Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:           The price to be paid by investors for the LIBOR
                            Certificates will not include accrued interest
                            (settling flat). The price to be paid by investors for the Class A-X-1 and Class A-X-2 will include
                            [5] days of accrued interest.

                                                                             3

                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:    The interest accrual period with respect to the
                            Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class
                            2-A-1B Certificates for a given Distribution Date will be the period beginning with the prior
                            Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class
                            A-X-1 and Class A-X-2 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:               The Offered Certificates (other than the Class A-R
                            Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
                            System.

Federal Tax Treatment:      It is anticipated that a portion of the Class A
                            Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:          The Class A Certificates and Class B-1, Class B-2
                            and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:            The Senior Certificates and Class B-1 Certificates
                            are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute
                            "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for an option
                            to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:             The "Mortgage Loans" consist of adjustable rate,
                            first lien residential mortgage loans with original terms to maturity of 30 years. The
                            Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the
                            "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage
                            Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage
                            Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                            For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment,
                            (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and
                            (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred

                                                                             4


                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                            Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                            The "Group 1 Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The "Group 2 Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                            On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be at least approximately $800,000,000, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $408,737,942 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $391,262,058.



Credit Enhancement:         Senior/subordinate, shifting interest structure.
                            The credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.00]% total subordination.

                            Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.75]% total subordination.

                            Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.00]% total subordination.

                            Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.80]% total subordination.

                                                                             5

                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:          Until the Distribution Date occurring in January
                            2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                            The unscheduled principal payment percentages on the Subordinate Certificates are as follows:


                            Periods:                             Unscheduled Principal Payments (%)
                            --------                             ----------------------------------
                            January 2005 - December 2014           0% Pro Rata Share
                            January 2015 - December 2015          30% Pro Rata Share
                            January 2016 - December 2016          40% Pro Rata Share
                            January 2017 - December 2017          60% Pro Rata Share
                            January 2018 - December 2018          80% Pro Rata Share
                            January 2019 and after               100% Pro Rata Share

                            However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                            Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                            Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.


                                                                             6


                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of
Realized Losses:            Any realized losses [(inclusive of bankruptcy,
                            special hazard and fraud losses)] on the Mortgage
                            Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior
                            Certificates (other than the Class A-X-1
                            Certificates) as follows:

                                (a)  any realized losses remaining on the
                                     Group 1 Mortgage Loans pro rata, to the
                                     Class 1-A-1A Certificates, Class 1-A-1B
                                     Certificates and the group 1 principal
                                     only component of the Class AX-2
                                     Certificates, on a pro-rata basis until
                                     the related class principal balance or
                                     component principal balance has been
                                     reduced to zero, provided however that
                                     any realized losses otherwise allocable
                                     to the Class 1-A-1A Certificates will
                                     instead be allocated to the Class 1-A-1B
                                     Certificates until its class principal
                                     balance has been reduced to zero.

                                (b) Any realized losses remaining on the
                                     Group 2 Mortgage Loans pro rata, to the
                                     Class 2-A-1A Certificates, Class 2-A-1B
                                     Certificates and the group 2 principal
                                     only component of the Class AX-2
                                     Certificates until the related class
                                     principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1A Certificates will instead be allocated to the Class 2-A-1B Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:          The "Net Mortgage Rate" with respect to each
                            Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                The "Net WAC Cap" for the Class 1-A-1A and Class
                            1-A-1B Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1
                            Mortgage Loans less (y) the Certificate Interest
                            Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1
                            Certificates immediately prior to such
                            Distribution Date divided by (ii) the aggregate principal balance of the Class 1-A-1A and Class
                            1-A-1B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                            The "Net WAC Cap" for the Class 2-A-1A and Class 2-A-1B Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans less (y) the Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A-1A and Class 2-A-1B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                            The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.


                                                                             7


                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X-2 Certificates) and additionally only in the case of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.


Adjusted Cap Rate:          The "Adjusted Cap Rate" for the Class 1-A-1A and
                            Class 1-A-1B Certificates and for any Distribution
                            Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1
                            Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution
                            Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                            The "Adjusted Cap Rate" for the Class 2-A-1A and Class 2-A-1B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                            The "Adjusted Cap Rate" for the Subordinate
                            Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the
                            (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                            The "Adjusted Cap Rate" for the Class A-X-2
                            Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B and Subordinate Certificates.

                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Net Deferred Interest:      The "Net Deferred Interest" for a Distribution
                            Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                            For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates (other than the Class A-X-1 Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable principal only component in the case of the Class A-X-2 Certificates).

                                                                             9


                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-X-1 Notional
Balance Schedules:



                      ---------------------------------------------------------------------------------
                                                                  Group 1              Group 2
                                                                 Component            Component
                                Period                       Notional Balance      Notional Balance
                      ---------------------------------------------------------------------------------
                                     1                         $380,126,000          $363,873,000
                                     2                         $365,248,414          $349,618,292
                                     3                         $350,959,169          $335,934,267
                                     4                         $337,188,731          $322,747,350
                                     5                         $323,918,385          $310,039,597
                                     6                         $311,130,088          $297,793,713
                                     7                         $298,806,448          $285,993,024
                                     8                         $286,930,631          $274,621,456
                                     9                         $275,486,543          $263,663,450
                                     10                        $264,458,454          $253,103,955
                                     11                        $253,829,661          $242,926,735
                                     12                        $243,575,327          $233,108,792
                                     13                        $233,693,586          $223,647,427
                                     14                        $224,172,158          $214,531,249
                                     15                        $214,998,017          $205,747,771
                                     16                        $206,158,607          $197,284,957
                                     17                        $197,641,822          $189,131,205
                                     18                        $189,435,996          $181,275,331
                                     19                        $181,529,882          $173,706,557
                                     20                        $173,912,637          $166,414,492
                                     21                        $166,573,811          $159,389,119
                                     22                        $159,994,506          $153,090,705
                                     23                        $153,663,862          $147,030,460
                                     24                        $147,572,699          $141,199,587
                                     25                        $141,711,425          $135,588,667
                                     26                        $136,072,315          $130,190,540
                                     27                        $130,647,154          $124,997,332
                                     28                        $125,428,025          $120,001,457
                                     29                        $120,407,303          $115,195,606
                                     30                        $115,577,637          $110,572,738
                                     31                        $110,931,950          $106,126,067
                                     32                        $106,463,417          $101,849,056
                                     33                        $102,165,468          $97,735,408
                                     34                        $98,031,769           $93,779,055
                                     35                        $94,056,220           $89,974,150
                                     36                        $90,232,944           $86,315,062
                                     37                        $86,555,765           $82,795,720
                                     38                        $83,381,157           $79,757,242
                                     39                        $80,322,327           $76,829,645
                                     40                        $77,375,074           $74,008,901
                                     41                        $74,535,346           $71,291,129
                                     42                        $71,799,240           $68,672,586
                      43 and thereafter                             $0                    $0
                      ---------------------------------------------------------------------------------
                                                                                                                    10


                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Yield Maintenance
Agreements:                 On the Closing Date, the Trustee will enter into
                            two "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of each of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B Certificates. The notional balance of each YMA for any Distribution
                            Date and the (i) Class 1-A-1A and Class 1-A-1B
                            Certificates and (ii) the Class 2-A-1A and Class
                            2-A-1B Certificates is subject to a maximum equal to the aggregate principal balance of (i) the Class 1-A-1A and Class 1-A-1B Certificates or (ii) the Class 2-A-1A and Class 2-A-1B Certificates, respectively immediately prior to such
                            Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50% in the case of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B
                            Certificates. Each Yield Maintenance Agreement will terminate after the Distribution Date in May
                            2015. Any payments received from the related Yield
                            Maintenance Agreement will be used to pay
                            Carryover Shortfall Amounts on the (i) Class
                            1-A-1A or Class 1-A-1B Certificates (allocated pro rata based on class principal balance) or (ii)
                            Class 2-A-1A or Class 2-A-1B Certificates
                            (allocated pro rata based on class principal balance), as applicable.


                                                                            11

                         [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)  Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X-2 Certificates);

                            2)
                                a) from the Group 1 Mortgage Loans, first to
                                   the Class A-R Certificates, second, pro rata to the Class 1-A-1A and Class 1-A-1B Certificates and third, to the group 1 principal-only component ofthe Class A-X-2 Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero, up to the principal allocable for such classes;

                                b) from the Group 2 Mortgage Loans, first,
                                   pro-rata to the Class 2-A-1A and Class
                                   2-A-1B Certificates until the aggregate
                                   principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class A-X-2 Certificates, until the principal balance of the related principal only component of the Class A-X-2 Certificates has been reduced to zero, up to the principal allocable for such classes;
                            3) Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B and Subordinate Certificates (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B Certificates) solely from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                            4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                            5) Class B-1 Certificates, principal allocable to such Class;
                            6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                            7) Class B-2 Certificates, principal allocable to such Class;
                            8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                            9) Class B-3 Certificates, principal allocable
                                to such Class;
                            10) Class B-4, Class B-5 and Class B-6
                                Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                            11) Class A-R Certificate, any remaining
                                amount.

                         * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                         ** Under certain limited circumstances such as
                            when (i) the aggregate principal balance of the Class A Certificates and principal only component related to a group have been reduced to zero or
                            (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal only component.


                                                                            12


                         [LOGO] RBS Greenwich Capital

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                            13


                         [LOGO] RBS Greenwich Capital

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Effective Net WAC Cap(1)(2)


The Effective Net WAC Cap for the, Class 2-A-1A and Class 2-A-1B Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.


                                                                            14


                         [LOGO] RBS Greenwich Capital

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                                       Weighted Average Life Tables

        Class 1-A-1B To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   6.80             4.80            3.65             2.36            1.69
        MDUR (yr)                  5.87             4.30            3.34             2.22            1.61
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class 1-A-1B To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   7.23             5.21            3.99             2.60            1.84
        MDUR (yr)                  6.12             4.57            3.59             2.41            1.74
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             360
        --------------------------------------------------------------------------------------------------

        Class 2-A-1A To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   6.79             4.79            3.64             2.36            1.69
        MDUR (yr)                  5.87             4.30            3.34             2.22            1.61
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class 2-A-1A To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   7.21             5.21            3.99             2.59            1.84
        MDUR (yr)                  6.13             4.58            3.59             2.41            1.74
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             360
        --------------------------------------------------------------------------------------------------


                                                                                                   15



                                       [LOGO] RBS Greenwich Capital

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




                                       Weighted Average Life Tables

        Class 2-A-1B To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   6.79             4.79            3.64             2.36            1.69
        MDUR (yr)                  5.85             4.29            3.34             2.22            1.61
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class 2-A-1B To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                   7.21             5.21            3.99             2.59            1.84
        MDUR (yr)                  6.10             4.56            3.59             2.41            1.74
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             359
        --------------------------------------------------------------------------------------------------

        Class B-1 To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  11.31             8.16            6.24             4.42            3.38
        MDUR (yr)                  9.38             7.10            5.59             4.08            3.17
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class B-1 To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  12.23             9.07            7.00             5.06            3.96
        MDUR (yr)                  9.90             7.68            6.13             4.58            3.66
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             359
        --------------------------------------------------------------------------------------------------


                                                                                                    16

                                       [LOGO] RBS Greenwich Capital

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                       Weighted Average Life Tables




        Class B-2 To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  11.31             8.16            6.24             4.42            3.38
        MDUR (yr)                  9.11             6.95            5.50             4.03            3.14
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class B-2 To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  12.23             9.07            7.00             5.06            3.96
        MDUR (yr)                  9.59             7.49            6.00             4.51            3.61
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             359
        --------------------------------------------------------------------------------------------------

        Class B-3 To Optional Call Date
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  11.31             8.16            6.24             4.42            3.38
        MDUR (yr)                  8.91             6.82            5.41             3.97            3.10
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               206              149             114               74              53
        --------------------------------------------------------------------------------------------------

        Class B-3 To Maturity
        --------------------------------------------------------------------------------------------------
                                  10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
        --------------------------------------------------------------------------------------------------
        WAL (yr)                  12.23             9.07            7.00             5.06            3.96
        MDUR (yr)                  9.35             7.31            5.87             4.42            3.54
        First Prin Pay               1                1               1                1               1
        Last Prin Pay               360              360             360              360             359
        --------------------------------------------------------------------------------------------------

                                                                                                   17


                                       [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                     Statistical Mortgage Loan Statistics
                            As of the Cut-off Date


                                                                                  Minimum            Maximum
                                                                                  -------            -------
  Scheduled Principal Balance                              $711,274,174           $49,881          $1,581,223
  Average Scheduled Principal Balance                          $284,282
  Number of Mortgage Loans                                        2,502

  Weighted Average Gross Coupon                                  4.670%            1.000%              6.077%
  Weighted Average FICO Score                                       705               620                 819
  Weighted  Average  Combined Original LTV                       71.72%            11.06%              95.00%

  Weighted Average Original Term                             360 months        360 months          360 months
  Weighted Average Stated Remaining Term                     359 months        353 months          360 months
  Weighted Average Seasoning                                   1 months          0 months            7 months

  Weighted Average Gross Margin                                  3.069%            2.000%              4.400%
  Weighted Average Minimum Interest Rate                         3.069%            2.000%              4.400%
  Weighted Average Maximum Interest Rate                         9.943%            7.700%              9.950%


  Weighted Average Months to Roll                              1 months         1 months             1 months
  Weighted Average Rate Adj Frequency                          1 months         1 months             1 months

  Weighted Average Neg Am Limit                                    110%             110%                 110%
  Weighted Average Payment Cap                                    7.50%            7.50%                7.50%
  Weighted Average Recast                                     60 months        60 months            60 months

  Maturity Date                                                               May 1 2034           Dec 1 2034
  Maximum Zip Code Concentration                                  0.62%            92562
  Prepay Penalty: 0 months                                        9.12%
  Prepay Penalty: 12 months                                       8.45%
  Prepay Penalty: 24 months                                       2.29%
  Prepay Penalty: 36 months                                      80.15%

  First Lien                                                    100.00%

  Stated Documentation                                           57.44%
  Full/Alternate                                                 21.90%
  No Income / No Asset                                           17.06%
  Fast Forward                                                    3.60%
  Cash Out Refinance                                             53.98%
  Purchase                                                       27.87%
  Rate/Term Refinance                                            18.15%

  Single Family                                                  65.27%
  PUD                                                            18.71%
  Condominium                                                    10.07%
  Two-Four Family                                                 4.87%
  Townhouse                                                       1.07%

  Primary                                                        92.80%
  Investor                                                        4.56%
  Second Home                                                     2.64%

  Top 5 States:
  California                                                      48.96%
  Florida                                                          7.78%
  New Jersey                                                       7.73%
  New York                                                         4.30%
  Virginia                                                         2.68%


                                                                                                        18

                                       [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted     Average       Weighted
                                                          Current     Pct by    Average      Stated        Average  Weighted
                                    # of                Principal       Curr      Gross   Remaining       Combined   Average
Current Principal Balance           Loans                 Balance   Prin Bal     Coupon        Term       Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------
   0.01 - 50,000.00                     3              149,697.52      0.02%      5.235         359          55.72       776
50,000.01 - 100,000.00                111            9,050,710.95      1.27%      4.785         359          65.31       721
100,000.01 - 150,000.00               321           40,841,772.73      5.74%      4.762         359          69.76       709
150,000.01 - 200,000.00               441           77,610,610.42     10.91%      4.789         359          71.46       709
200,000.01 - 250,000.00               367           82,661,864.95     11.62%      4.709         359          72.96       706
250,000.01 - 300,000.00               331           90,819,971.90     12.77%      4.718         359          72.20       709
300,000.01 - 350,000.00               256           83,379,426.65     11.72%      4.760         359          72.73       703
350,000.01 - 400,000.00               218           81,762,168.61     11.50%      4.688         359          73.55       703
400,000.01 - 450,000.00               141           60,252,522.91      8.47%      4.623         359          71.53       703
450,000.01 - 500,000.00                99           47,274,900.58      6.65%      4.511         359          74.74       708
500,000.01 - 550,000.00                51           26,749,634.82      3.76%      4.624         359          73.17       698
550,000.01 - 600,000.00                53           30,502,618.45      4.29%      4.522         359          69.85       693
600,000.01 - 650,000.00                60           38,061,211.99      5.35%      4.573         359          72.07       694
650,000.01 - 700,000.00                12            8,122,411.69      1.14%      4.601         359          64.92       704
700,000.01 - 750,000.00                 7            5,068,556.73      0.71%      3.597         359          64.13       703
750,000.01 - 800,000.00                10            7,849,373.73      1.10%      4.553         359          61.64       726
800,000.01 - 850,000.00                 4            3,283,133.54      0.46%      4.640         359          67.28       717
900,000.01 - 950,000.00                 1              945,470.29      0.13%      4.127         358          60.32       799
950,000.01 - 1,000,000.00              11           10,861,305.30      1.53%      4.416         359          62.40       712
1,000,000.01+                           5            6,026,810.11      0.85%      4.592         359          64.50       701
----------------------------------------------------------------------------------------------------------------------------
Total                               2,502          711,274,173.87    100.00%      4.670         359          71.72       705



                                                                                           Weighted
                                                                               Weighted     Average       Weighted
                                                          Current     Pct by    Average      Stated        Average  Weighted
                                     # of               Principal       Curr      Gross   Remaining       Combined   Average
Current Gross Rate                  Loans                 Balance   Prin Bal     Coupon        Term       Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                          41           13,749,856.00      1.93%      1.011         360          70.79       707
2.000 - 2.499                           7              908,650.00      0.13%      2.000         360          72.85       734
3.500 - 3.999                          64           20,822,428.47      2.93%      3.881         359          70.45       717
4.000 - 4.499                         484          166,419,817.54     23.40%      4.276         359          71.86       709
4.500 - 4.999                       1,193          319,388,513.88     44.90%      4.808         359          70.72       709
5.000 - 5.499                         687          184,890,210.68     25.99%      5.132         359          73.49       694
5.500 - 5.999                          25            4,798,879.49      0.67%      5.655         359          73.14       693
6.000 - 6.499                           1              295,817.81      0.04%      6.077         358          80.00       754
----------------------------------------------------------------------------------------------------------------------------
Total                               2,502          711,274,173.87    100.00%      4.670         359          71.72       705


                                                                                                                  19

                                       [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                               Weighted
                                                                                  Weighted      Average    Weighted
                                                         Current         Pct by    Average       Stated     Average     Weighted
                                        # of           Principal           Curr      Gross    Remaining    Combined      Average
FICO                                    Loans            Balance       Prin Bal     Coupon         Term    Orig LTV         FICO
--------------------------------------------------------------------------------------------------------------------------------
600-624                                    40      10,959,355.11          1.54%      5.030          359       73.35          622
625-649                                   256      74,501,280.40         10.47%      4.771          359       72.79          638
650-674                                   412     124,872,919.16         17.56%      4.688          359       72.83          662
675-699                                   424     124,129,438.03         17.45%      4.652          359       71.57          687
700+                                    1,352     372,369,684.73         52.35%      4.638          359       71.06          742
None                                       18       4,441,496.44          0.62%      4.814          359       78.47            0
--------------------------------------------------------------------------------------------------------------------------------
Total                                   2,502     711,274,173.87        100.00%      4.670          359       71.72          705


                                                                                               Weighted
                                                                                  Weighted      Average    Weighted
                                                         Current         Pct by    Average       Stated     Average     Weighted
                                         # of          Principal           Curr      Gross    Remaining    Combined      Average
Combined Original LTV                   Loans            Balance       Prin Bal     Coupon         Term    Orig LTV         FICO
--------------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                               167      38,227,487.12          5.37%      4.600          359       40.75          725
50.00- 54.99                               75      19,233,767.17          2.70%      4.676          359       52.89          715
55.00- 59.99                              108      31,983,239.78          4.50%      4.592          359       57.45          706
60.00- 64.99                              141      44,252,580.33          6.22%      4.626          359       62.37          719
65.00- 69.99                              253      81,691,333.20         11.49%      4.579          359       67.41          705
70.00- 74.99                              377      15,711,997.42         16.27%      4.733          359       72.55          699
75.00- 79.99                              670     193,037,255.58         27.14%      4.715          359       76.42          699
80.00                                     599     163,858,017.82         23.04%      4.646          359       80.00          709
80.01- 84.99                               14       2,588,917.67          0.36%      4.736          359       83.46          691
85.00- 89.99                               44       9,353,205.83          1.31%      4.798          359       86.70          695
90.00- 94.99                               27       5,500,275.23          0.77%      4.785          359       90.87          705
95.00- 99.99                               27       5,836,096.72          0.82%      4.762          359       95.00          704
--------------------------------------------------------------------------------------------------------------------------------
Total                                   2,502     711,274,173.87        100.00%      4.670          359       71.72          705


                                                                                               Weighted
                                                                                  Weighted      Average    Weighted
                                                         Current         Pct by    Average       Stated     Average     Weighted
                                         # of          Principal           Curr      Gross    Remaining    Combined      Average
Original Term (months)                  Loans            Balance       Prin Bal     Coupon         Term    Orig LTV         FICO
--------------------------------------------------------------------------------------------------------------------------------
360                                     2,502     711,274,173.87        100.00%      4.670          359       71.72          705
--------------------------------------------------------------------------------------------------------------------------------
Total                                   2,502     711,274,173.87        100.00%      4.670          359       71.72          705


                                                                                               Weighted
                                                                       Weighted    Average     Weighted
                                                         Current         Pct by    Average       Stated     Average     Weighted
                                        # of           Principal           Curr      Gross    Remaining    Combined      Average
Stated Remaining Term (months)          Loans            Balance       Prin Bal     Coupon         Term    Orig LTV         FICO
--------------------------------------------------------------------------------------------------------------------------------
301-354                                     1         194,390.28          0.03%      4.527          353       66.12          789
355-357                                    30      10,398,428.96          1.46%      4.766          357       69.52          704
358-360                                 2,471     700,681,354.63         98.51%      4.669          359       71.76          705
--------------------------------------------------------------------------------------------------------------------------------
Total                                   2,502     711,274,173.87        100.00%      4.670          359       71.72          705


                                                                                                                         20

                                                [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Debt Ratio                         Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                          121     28,776,504.04        4.05%         4.738            359         68.78           713
20.01 -25.00                         206     47,202,829.50        6.64%         4.620            359         70.57           708
25.01 -30.00                         306     84,465,057.04       11.88%         4.630            359         72.16           703
30.01 -35.00                         565    164,054,807.40       23.06%         4.663            359         72.94           700
35.01 -40.00                         812    249,857,618.99       35.13%         4.675            359         74.05           695
40.01 -45.00                          40     13,821,532.22        1.94%         4.731            359         70.56           714
45.01 -50.00                           4      1,784,755.96        0.25%         4.509            359         49.68           718
None                                 448    121,311,068.72       17.06%         4.697            359         66.60           731
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
FRM/ARM                            Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
ARM                                2,502    711,274,173.87      100.00%         4.670            359         71.72           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Product                            Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    2,502    711,274,173.87      100.00%         4.670            359         71.72           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Silent 2nd                         Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
No Silent Second                   2,038    573,931,652.59       80.69%         4.685            359         71.10           704
Silent Second                        464    137,342,521.28       19.31%         4.606            359         74.32           709
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
Prepayment Penalty Original Term    # of         Principal         Curr         Gross      Remaining      Combined       Average
(months)                           Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             206     64,862,423.36        9.12%         4.102            359         72.52           706
Prepay Penalty: 12 months            162     60,088,424.05        8.45%         4.198            359         71.15           704
Prepay Penalty: 24 months             52     16,257,208.38        2.29%         4.212            359         70.61           707
Prepay Penalty: 36 months          2,082    570,066,118.08       80.15%         4.798            359         71.73           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                                                         21


                                                [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Lien                               Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
First Lien                         2,502    711,274,173.87      100.00%         4.670            359         71.72           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Documentation Type                 Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation               1,308    408,553,110.22       57.44%         4.653            359         71.46           697
Full/Alternate                       643    155,789,177.29       21.90%         4.723            359         77.03           698
No Income / No Asset                 448    121,311,068.72       17.06%         4.697            359         66.60           731
Fast Forward                         103     25,620,817.64        3.60%         4.495            359         67.96           752
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Loan Purpose                       Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 1,343    383,929,547.72       53.98%         4.739            359         68.55           699
Purchase                             660    198,240,350.78       27.87%         4.535            359         77.58           719
Rate/Term Refinance                  499    129,104,275.37       18.15%         4.673            359         72.18           702
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Property Type                      Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Single Family                      1,644    464,274,943.98       65.27%         4.676            359         71.31           704
PUD                                  432    133,092,912.15       18.71%         4.639            359         72.39           704
Condominium                          275     71,595,368.18       10.07%         4.622            359         74.31           712
Two-Four Family                      120     34,667,218.76        4.87%         4.820            359         69.31           707
Townhouse                             31      7,643,730.80        1.07%         4.636            359         71.97           713
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Occupancy Status                   Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Primary                            2,268    660,083,133.00       92.80%         4.661            359         71.79           704
Investor                             160     32,447,716.86        4.56%         4.864            359         68.86           726
Second Home                           74     18,743,324.01        2.64%         4.659            359         74.30           730
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                                                         22


                                                [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
State                              Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
Alabama                                2        297,211.75        0.04%         4.893            359         72.74           672
Alaska                                 3        506,730.30        0.07%         5.010            359         62.58           710
Arizona                               45     10,751,641.80        1.51%         4.757            359         74.64           706
Arkansas                               2        594,826.27        0.08%         4.868            358         82.99           764
California                         1,005    348,255,348.81       48.96%         4.636            359         70.43           705
Colorado                              77     17,766,857.61        2.50%         4.718            359         73.06           721
Connecticut                           36      7,050,433.11        0.99%         4.796            359         68.01           703
Delaware                              10      1,586,217.33        0.22%         4.835            359         70.06           736
District of Columbia                   3        948,879.69        0.13%         4.675            359         62.32           703
Florida                              250     55,337,669.21        7.78%         4.700            359         73.76           705
Georgia                               22      5,907,914.93        0.83%         4.248            359         77.60           672
Hawaii                                15      5,513,002.99        0.78%         4.846            359         63.14           718
Idaho                                  5      1,123,017.40        0.16%         4.783            359         74.25           733
Illinois                              63     15,887,017.52        2.23%         4.451            359         73.89           696
Indiana                                7      1,067,777.29        0.15%         4.716            359         69.16           682
Iowa                                   2        299,937.81        0.04%         4.384            358         85.65           662
Kansas                                 8      1,280,815.60        0.18%         4.774            359         77.95           707
Louisiana                              1        119,756.46        0.02%         4.727            359         80.00           741
Maine                                  6      1,283,988.13        0.18%         4.809            359         73.36           686
Maryland                              52     15,145,484.08        2.13%         4.782            359         74.39           701
Massachusetts                         35      9,566,237.85        1.34%         4.689            359         68.63           702
Michigan                              72     13,443,081.67        1.89%         4.851            359         76.95           707
Minnesota                             68     14,700,761.88        2.07%         4.702            359         74.97           717
Missouri                              15      3,041,341.08        0.43%         4.899            359         74.27           707
Montana                                5        888,876.20        0.12%         4.669            358         64.14           733
Nebraska                               6        802,193.75        0.11%         4.926            359         73.07           691
Nevada                                62     15,871,043.45        2.23%         4.851            359         73.87           698
New Hampshire                          1        298,569.56        0.04%         4.727            358         80.00           643
New Jersey                           199     55,001,571.64        7.73%         4.766            359         71.03           702
New Mexico                             6      2,069,461.42        0.29%         4.498            359         70.29           686
New York                              92     30,577,339.32        4.30%         4.704            359         72.23           707
North Carolina                        12      3,279,498.76        0.46%         3.878            359         74.07           724
North Dakota                           5        450,035.61        0.06%         2.986            359         69.74           761
Ohio                                  39      7,205,330.18        1.01%         4.651            359         76.96           705
Oklahoma                               2        237,047.22        0.03%         4.796            359         80.00           750
Oregon                                27      5,585,210.11        0.79%         4.429            359         73.41           723
Pennsylvania                          17      4,100,391.44        0.58%         4.821            359         74.09           700
Rhode Island                           8      2,499,399.55        0.35%         4.508            359         70.05           693
South Carolina                        13      2,882,986.59        0.41%         4.200            359         68.37           709
South Dakota                           1        271,351.81        0.04%         4.927            359         80.00           717
Tennessee                              7      1,261,648.22        0.18%         4.980            359         74.26           671
Texas                                 53      9,052,784.10        1.27%         4.683            359         75.73           709
Utah                                  10      2,597,522.77        0.37%         4.551            359         77.08           728
Virginia                              65     19,084,011.71        2.68%         4.799            359         71.24           706
Washington                            52     12,246,781.55        1.72%         4.688            359         73.27           701
Wisconsin                             13      3,087,308.69        0.43%         4.647            359         78.03           731
Wyoming                                3        447,859.65        0.06%         4.998            359         76.56           677
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                                                         23

                                                [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Gross Margin                       Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                        165     55,985,925.99        7.87%         3.991            359         70.16           714
2.500 - 2.999                        613    201,970,221.83       28.40%         4.314            359         71.86           709
3.000 - 3.499                      1,435    381,605,150.63       53.65%         4.860            359         71.56           705
3.500 - 3.999                        279     69,219,175.61        9.73%         5.172            359         73.23           689
4.000 - 4.499                         10      2,493,699.81        0.35%         5.820            359         78.74           692
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Minimum Interest Rate              Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                        165     55,985,925.99        7.87%         3.991            359         70.16           714
2.500 - 2.999                        613    201,970,221.83       28.40%         4.314            359         71.86           709
3.000 - 3.499                      1,435    381,605,150.63       53.65%         4.860            359         71.56           705
3.500 - 3.999                        279     69,219,175.61        9.73%         5.172            359         73.23           689
4.000 - 4.499                         10      2,493,699.81        0.35%         5.820            359         78.74           692
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Maximum Interest Rate              Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                          1         98,632.55        0.01%         4.777            359         67.00           765
8.500 - 8.999                         11      4,249,428.74        0.60%         4.527            358         75.49           711
9.000 - 9.499                          1        154,970.10        0.02%         4.677            358         75.00           741
9.500 - 9.999                      2,489    706,771,142.48       99.37%         4.671            359         71.70           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705


                                                                                            Weighted
                                                                             Weighted        Average      Weighted
                                                   Current       Pct by       Average         Stated       Average      Weighted
                                    # of         Principal         Curr         Gross      Remaining      Combined       Average
Neg Amort Limit                    Loans           Balance     Prin Bal        Coupon           Term      Orig LTV          FICO
--------------------------------------------------------------------------------------------------------------------------------
110.000                            2,502    711,274,173.87      100.00%         4.670            359         71.72           705
--------------------------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87      100.00%         4.670            359         71.72           705

                                                                             24

                         [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                       Group 1 Statistical Mortgage Loan Statistics
                                                  As of the Cut-off Date


                                                                                Minimum                 Maximum
                                                                                -------                 -------
Scheduled Principal Balance                        $363,405,927                 $49,881               $538,405
Average Scheduled Principal Balance                    $206,716
Number of Mortgage Loans                                  1,758

Weighted Average Gross Coupon                            4.745%                  1.000%                 6.077%
Weighted Average FICO Score                                 708                     620                    817
Weighted Average Combined Original LTV                   71.75%                  11.06%                 95.00%

Weighted Average Original Term                       360 months              360 months             360 months
Weighted Average Stated Remaining Term               359 months              353 months             360 months
Weighted Average Seasoning                             1 months                0 months               7 months

Weighted Average Gross Margin                            3.133%                  2.000%                 4.400%
Weighted Average Minimum Interest Rate                   3.133%                  2.000%                 4.400%
Weighted Average Maximum Interest Rate                   9.946%                  7.700%                 9.950%


Weighted Average Months to Roll                        1 months                1 months               1 months
Weighted Average Rate Adj Frequency                    1 months                1 months               1 months

Weighted Average Neg Am Limit                              110%                    110%                   110%
Weighted Average Payment Cap                              7.50%                   7.50%                  7.50%
Weighted Average Recast                               60 months               60 months              60 months

Maturity Date                                                                May 1 2034             Dec 1 2034
Maximum Zip Code Concentration                            0.67%                   33019

Prepay Penalty: 0 months                                  6.83%
Prepay Penalty: 12 months                                 5.08%
Prepay Penalty: 24 months                                 2.05%
Prepay Penalty: 36 months                                86.04%

First Lien                                              100.00%

Stated Documentation                                     49.99%
Full/Alternate                                           27.09%
No Income / No Asset                                     19.27%
Fast Forward                                              3.65%

Cash Out Refinance                                       54.59%
Purchase                                                 25.43%
Rate/Term Refinance                                      19.98%

Single Family                                            63.97%
PUD                                                      15.57%
Condominium                                              11.31%
Two-Four Family                                           7.72%
Townhouse                                                 1.43%

Primary                                                  89.69%
Investor                                                  7.79%
Second Home                                               2.52%

Top 5 States:
California                                               35.47%
Florida                                                   9.87%
New Jersey                                                9.81%
New York                                                  4.14%
Colorado                                                  3.40%


                                                                             25

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Current Principal Balance          Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
0.01 -50,000.00                        3      149,697.52      0.04%       5.235          359       55.72               776
50,000.01 - 100,000.00               111    9,050,710.95      2.49%       4.785          359       65.31               721
100,000.01 - 150,000.00              319   40,585,923.63     11.17%       4.760          359       69.68               710
150,000.01 - 200,000.00              435   76,554,958.99     21.07%       4.783          359       71.37               709
200,000.01 - 250,000.00              361   81,326,902.63     22.38%       4.722          359       72.84               706
250,000.01 - 300,000.00              330   90,544,326.09     24.92%       4.716          359       72.17               709
300,000.01 - 350,000.00              176   56,021,924.72     15.42%       4.747          359       72.89               705
350,000.01 - 400,000.00               13    4,846,143.68      1.33%       4.625          359       70.45               702
400,000.01 - 450,000.00                8    3,333,018.49      0.92%       5.036          359       70.86               697
450,000.01 - 500,000.00                1      453,915.71      0.12%       4.327          359       63.19               791
500,000.01 - 550,000.00                1      538,405.07      0.15%       5.327          359       65.00               737
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Current Gross Rate                 Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                         24    5,497,706.00      1.51%       1.009          360       72.18               708
2.000 - 2.499                          7      908,650.00      0.25%       2.000          360       72.85               734
3.500 - 3.999                         37    8,179,992.20      2.25%       3.859          359       71.49               721
4.000 - 4.499                        270   57,753,062.37     15.89%       4.279          359       71.89               711
4.500 - 4.999                        888  180,505,489.13     49.67%       4.815          359       71.09               712
5.000 - 5.499                        508  106,265,222.12     29.24%       5.128          359       72.77               699
5.500 - 5.999                         23    3,999,987.85      1.10%       5.628          359       71.77               704
6.000 - 6.499                          1      295,817.81      0.08%       6.077          358       80.00               754
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
FICO                               Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
600-624                               30    6,295,040.44      1.73%       4.976          359       73.46               622
625-649                              169   35,970,196.98      9.90%       4.825          359       73.20               638
650-674                              274   57,593,860.99     15.85%       4.772          359       72.71               664
675-699                              298   62,728,519.26     17.26%       4.705          359       72.66               687
700+                                 987  200,818,309.81     55.26%       4.728          359       70.88               743
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                            26

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
Combined Original LTV                 Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                             139   24,290,805.28      6.68%       4.671          359       40.29               728
50.00- 54.99                             60   11,582,692.42      3.19%       4.720          359       52.59               722
55.00- 59.99                             74   15,989,513.09      4.40%       4.739          359       57.51               710
60.00- 64.99                            100   20,192,985.57      5.56%       4.756          359       62.76               715
65.00- 69.99                            160   33,091,922.47      9.11%       4.711          359       67.33               712
70.00- 74.99                            250   54,209,086.88     14.92%       4.799          359       72.42               701
75.00- 79.99                            452   96,193,226.17     26.47%       4.797          359       76.29               703
80.00                                   423   88,832,222.81     24.44%       4.688          359       80.00               709
80.01- 84.99                             13    2,250,106.70      0.62%       4.722          359       83.71               694
85.00- 89.99                             39    7,602,984.27      2.09%       4.781          359       86.75               698
90.00- 94.99                             25    4,691,919.14      1.29%       4.743          359       91.02               708
95.00- 99.99                             23    4,478,462.68      1.23%       4.742          359       95.00               702
-----------------------------------------------------------------------------------------------------------------------------
Total                                 1,758  363,405,927.48    100.00%       4.745          359       71.75               708



                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
Original Term (months)                Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
360                                   1,758  363,405,927.48    100.00%       4.745          359       71.75               708
-----------------------------------------------------------------------------------------------------------------------------
Total                                 1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
Stated Remaining Term (months)        Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
301-354                                   1      194,390.28      0.05%       4.527          353       66.12               789
355-357                                  19    4,651,956.31      1.28%       4.778          357       67.85               715
358-360                               1,738  358,559,580.89     98.67%       4.745          359       71.80               708
-----------------------------------------------------------------------------------------------------------------------------
Total                                 1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                             27

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                           Weighted
                                                                              Weighted      Average    Weighted
                                                        Current     Pct by     Average       Stated     Average          Weighted
                                           # of       Principal       Curr       Gross    Remaining    Combined           Average
Debt Ratio                                Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
---------------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                                  96   17,467,606.74      4.81%       4.853          359       68.47               718
20.01 -25.00                                169   31,445,988.88      8.65%       4.658          359       70.17               710
25.01 -30.00                                217   44,357,492.69     12.21%       4.707          359       73.70               709
30.01 -35.00                                388   79,549,358.16     21.89%       4.719          359       73.20               703
35.01 -40.00                                532  115,464,814.04     31.77%       4.790          359       74.44               695
40.01 -45.00                                 23    4,772,610.27      1.31%       4.754          359       74.68               719
45.01 -50.00                                  2      313,105.66      0.09%       5.132          359       33.26               687
None                                        331   70,034,951.04     19.27%       4.734          359       65.95               731
---------------------------------------------------------------------------------------------------------------------------------
Total                                     1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                           Weighted
                                                                              Weighted      Average    Weighted
                                                        Current     Pct by     Average       Stated     Average          Weighted
                                           # of       Principal       Curr       Gross    Remaining    Combined           Average
FRM/ARM                                   Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
---------------------------------------------------------------------------------------------------------------------------------
ARM                                       1,758  363,405,927.48    100.00%       4.745          359       71.75               708
---------------------------------------------------------------------------------------------------------------------------------
Total                                     1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                           Weighted
                                                                              Weighted      Average    Weighted
                                                        Current     Pct by     Average       Stated     Average          Weighted
                                           # of       Principal       Curr       Gross    Remaining    Combined           Average
Product                                   Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
---------------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                           1,758  363,405,927.48    100.00%       4.745          359       71.75               708
---------------------------------------------------------------------------------------------------------------------------------
Total                                     1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                           Weighted
                                                                              Weighted      Average    Weighted
                                                        Current     Pct by     Average       Stated     Average          Weighted
                                           # of       Principal       Curr       Gross    Remaining    Combined           Average
Silent 2nd                                Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
---------------------------------------------------------------------------------------------------------------------------------
No Silent Second                          1,448  298,500,706.77     82.14%       4.761          359       71.02               706
Silent Second                               310   64,905,220.71     17.86%       4.671          359       75.13               716
---------------------------------------------------------------------------------------------------------------------------------
Total                                     1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                           Weighted
                                                                              Weighted      Average    Weighted
                                                        Current     Pct by     Average       Stated     Average          Weighted
Prepayment Penalty Original                # of       Principal       Curr       Gross    Remaining    Combined           Average
Term (months)                             Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
---------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months                    119   24,837,094.13      6.83%       4.066          359       70.82               711
Prepay Penalty: 12 months                    85   18,449,689.62      5.08%       4.280          359       69.05               709
Prepay Penalty: 24 months                    33    7,442,674.51      2.05%       4.229          359       73.38               703
Prepay Penalty: 36 months                 1,521  312,676,469.22     86.04%       4.839          359       71.95               708
---------------------------------------------------------------------------------------------------------------------------------
Total                                     1,758  363,405,927.48    100.00%       4.745          359       71.75               708

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
Lien                              Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
First Lien                        1,758  363,405,927.48    100.00%       4.745          359       71.75               708
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
Documentation Type                Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation                842  181,656,554.69     49.99%       4.762          359       71.06               700
Full/Alternate                      513   98,446,843.36     27.09%       4.746          359       77.79               701
No Income / No Asset                331   70,034,951.04     19.27%       4.734          359       65.95               731
Fast Forward                         72   13,267,578.39      3.65%       4.565          359       67.03               757
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
Loan Purpose                      Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                  949  198,392,133.75     54.59%       4.799          359       68.54               701
Purchase                            428   92,400,999.01     25.43%       4.641          359       77.65               724
Rate/Term Refinance                 381   72,612,794.72     19.98%       4.731          359       73.02               707
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
Property Type                     Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
Single Family                     1,146  232,461,273.48     63.97%       4.751          359       71.04               706
PUD                                 272   56,584,801.10     15.57%       4.671          359       73.99               711
Condominium                         207   41,096,567.81     11.31%       4.757          359       74.29               713
Two-Four Family                     108   28,053,395.63      7.72%       4.851          359       69.08               711
Townhouse                            25    5,209,889.46      1.43%       4.626          359       73.56               718
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
Occupancy Status                  Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
Primary                           1,563  325,931,947.47     89.69%       4.737          359       71.94               706
Investor                            150   28,303,957.06      7.79%       4.882          359       68.39               729
Second Home                          45    9,170,022.95      2.52%       4.626          359       75.40               736
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708

                                                                             29

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                   Weighted
                                                                      Weighted      Average    Weighted
                                                Current     Pct by     Average       Stated     Average          Weighted
                                   # of       Principal       Curr       Gross    Remaining    Combined           Average
State                             Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-------------------------------------------------------------------------------------------------------------------------
Alabama                               2      297,211.75      0.08%       4.893          359       72.74               672
Alaska                                3      506,730.30      0.14%       5.010          359       62.58               710
Arizona                              37    6,504,431.20      1.79%       4.738          359       76.72               714
Arkansas                              1      119,714.03      0.03%       5.227          359       75.00               712
California                          545  128,888,749.98     35.47%       4.756          359       68.62               705
Colorado                             65   12,373,776.20      3.40%       4.671          359       74.47               724
Connecticut                          34    6,364,539.19      1.75%       4.772          359       68.15               706
Delaware                             10    1,586,217.33      0.44%       4.835          359       70.06               736
District of Columbia                  2      539,818.94      0.15%       4.901          359       65.16               709
Florida                             200   35,869,384.33      9.87%       4.823          359       73.93               706
Georgia                              14    2,316,852.68      0.64%       4.430          359       80.08               698
Hawaii                               11    3,132,630.33      0.86%       4.926          359       66.20               727
Idaho                                 4      730,355.37      0.20%       4.706          359       71.16               747
Illinois                             51   10,349,465.13      2.85%       4.506          359       75.77               696
Indiana                               7    1,067,777.29      0.29%       4.716          359       69.16               682
Iowa                                  2      299,937.81      0.08%       4.384          358       85.65               662
Kansas                                8    1,280,815.60      0.35%       4.774          359       77.95               707
Louisiana                             1      119,756.46      0.03%       4.727          359       80.00               741
Maine                                 4      507,806.56      0.14%       4.552          359       74.74               702
Maryland                             35    7,478,020.51      2.06%       4.853          359       77.11               704
Massachusetts                        28    6,549,227.12      1.80%       4.572          359       69.50               711
Michigan                             66   10,896,111.71      3.00%       4.866          359       77.26               710
Minnesota                            60   10,875,109.52      2.99%       4.764          359       74.25               716
Missouri                             12    1,571,103.11      0.43%       4.779          359       74.48               717
Montana                               5      888,876.20      0.24%       4.669          358       64.14               733
Nebraska                              6      802,193.75      0.22%       4.926          359       73.07               691
Nevada                               51   10,432,933.52      2.87%       4.861          359       74.23               711
New Hampshire                         1      298,569.56      0.08%       4.727          358       80.00               643
New Jersey                          157   35,663,260.91      9.81%       4.806          359       71.59               706
New Mexico                            3      666,562.12      0.18%       4.291          359       58.48               702
New York                             59   15,063,027.87      4.14%       4.705          359       70.09               708
North Carolina                        8    1,599,574.24      0.44%       4.301          359       77.17               704
North Dakota                          5      450,035.61      0.12%       2.986          359       69.74               761
Ohio                                 36    6,065,009.97      1.67%       4.589          359       77.58               709
Oklahoma                              2      237,047.22      0.07%       4.796          359       80.00               750
Oregon                               26    5,141,270.58      1.41%       4.450          359       73.35               724
Pennsylvania                         14    2,516,123.37      0.69%       4.858          359       71.55               723
Rhode Island                          5    1,208,064.24      0.33%       4.667          359       62.87               689
South Carolina                       10    1,500,788.31      0.41%       3.749          359       76.12               713
South Dakota                          1      271,351.81      0.07%       4.927          359       80.00               717
Tennessee                             6      882,518.75      0.24%       4.852          359       74.47               677
Texas                                51    8,278,358.38      2.28%       4.639          359       77.06               712
Utah                                  8    1,117,059.24      0.31%       4.538          359       77.01               728
Virginia                             45    9,596,913.73      2.64%       4.855          359       72.18               711
Washington                           44    8,133,139.46      2.24%       4.777          359       73.42               710
Wisconsin                            10    1,919,846.54      0.53%       4.761          359       79.03               731
Wyoming                               3      447,859.65      0.12%       4.998          359       76.56               677
-------------------------------------------------------------------------------------------------------------------------
Total                             1,758  363,405,927.48    100.00%       4.745          359       71.75               708

                                                                            30

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                   Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Gross Margin                       Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         93   19,666,718.51      5.41%       3.932          359       68.99               721
2.500 - 2.999                        370   80,189,527.45     22.07%       4.369          359       72.50               710
3.000 - 3.499                      1,076  220,965,692.73     60.80%       4.865          359       71.69               708
3.500 - 3.999                        210   40,704,821.01     11.20%       5.181          359       71.64               701
4.000 - 4.499                          9    1,879,167.78      0.52%       5.801          359       78.33               714
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Minimum Interest Rate              Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         93   19,666,718.51      5.41%       3.932          359       68.99               721
2.500 - 2.999                        370   80,189,527.45     22.07%       4.369          359       72.50               710
3.000 - 3.499                      1,076  220,965,692.73     60.80%       4.865          359       71.69               708
3.500 - 3.999                        210   40,704,821.01     11.20%       5.181          359       71.64               701
4.000 - 4.499                          9    1,879,167.78      0.52%       5.801          359       78.33               714
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708

                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Maximum Interest Rate              Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                          1       98,632.55      0.03%       4.777          359       67.00               765
8.500 - 8.999                          4      865,664.88      0.24%       4.679          357       79.46               743
9.000 - 9.499                          1      154,970.10      0.04%       4.677          358       75.00               741
9.500 - 9.999                      1,752  362,286,659.95     99.69%       4.745          359       71.73               708
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708


                                                                                    Weighted
                                                                       Weighted      Average    Weighted
                                                 Current     Pct by     Average       Stated     Average          Weighted
                                    # of       Principal       Curr       Gross    Remaining    Combined           Average
Neg Amort Limit                    Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
--------------------------------------------------------------------------------------------------------------------------
110.000                            1,758  363,405,927.48    100.00%       4.745          359       71.75               708
--------------------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%       4.745          359       71.75               708

                                                                            31

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                 Group 2 Statistical Mortgage Loan Statistics
                            As of the Cut-off Date


                                                                                  Minimum        Maximum
                                                                                  -------        -------
Scheduled Principal Balance                          $347,868,246                $118,118     $1,581,223
Average Scheduled Principal Balance                      $467,565
Number of Mortgage Loans                                      744

Weighted Average Gross Coupon                              4.592%                  1.000%         5.877%
Weighted Average FICO Score                                   702                     620            819
Weighted Average Combined Original LTV                     71.70%                  24.39%         95.00%

Weighted Average Original Term                         360 months              360 months     360 months
Weighted Average Stated Remaining Term                 359 months              356 months     360 months
Weighted Average Seasoning                               1 months                0 months       4 months

Weighted Average Gross Margin                              3.002%                  2.000%         4.200%
Weighted Average Minimum Interest Rate                     3.002%                  2.000%         4.200%
Weighted Average Maximum Interest Rate                     9.939%                  8.700%         9.950%


Weighted Average Months to Roll                          1 months                1 months       1 months
Weighted Average Rate Adj Frequency                      1 months                1 months       1 months

Weighted Average Neg Am Limit                                110%                    110%           110%
Weighted Average Payment Cap                                7.50%                   7.50%          7.50%
Weighted Average Recast                                 60 months               60 months      60 months

Maturity Date                                                                  Aug 1 2034     Dec 1 2034
Maximum Zip Code Concentration                              0.98%                   92562

Prepay Penalty: 0 months                                   11.51%
Prepay Penalty: 12 months                                  11.97%
Prepay Penalty: 24 months                                   2.53%
Prepay Penalty: 36 months                                  73.99%

First Lien                                                100.00%

Stated Documentation                                       65.22%
Full/Alternate                                             16.48%
No Income / No Asset                                       14.74%
Fast Forward                                                3.55%

Cash Out Refinance                                         53.34%
Purchase                                                   30.43%
Rate/Term Refinance                                        16.24%

Single Family                                              66.64%
PUD                                                        21.99%
Condominium                                                 8.77%
Two-Four Family                                             1.90%
Townhouse                                                   0.70%

Primary                                                    96.06%
Second Home                                                 2.75%
Investor                                                    1.19%

Top 5 States:
California                                                 63.06%
Florida                                                     5.60%
New Jersey                                                  5.56%
New York                                                    4.46%
Virginia                                                    2.73%


                                                                            32

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
Current Principal Balance             Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                   2      255,849.10      0.07%       5.100          359       83.07               642
150,000.01 - 200,000.00                   6    1,055,651.43      0.30%       5.261          359       77.62                 0
200,000.01 - 250,000.00                   6    1,334,962.32      0.38%       3.923          359       79.99                 0
250,000.01 - 300,000.00                   1      275,645.81      0.08%       5.302          358       80.00                 0
300,000.01 - 350,000.00                  80   27,357,501.93      7.86%       4.784          359       72.42               698
350,000.01 - 400,000.00                 205   76,916,024.93     22.11%       4.692          359       73.75               703
400,000.01 - 450,000.00                 133   56,919,504.42     16.36%       4.599          359       71.57               703
450,000.01 - 500,000.00                  98   46,820,984.87     13.46%       4.513          359       74.85               707
500,000.01 - 550,000.00                  50   26,211,229.75      7.53%       4.610          359       73.33               697
550,000.01 - 600,000.00                  53   30,502,618.45      8.77%       4.522          359       69.85               693
600,000.01 - 650,000.00                  60   38,061,211.99     10.94%       4.573          359       72.07               694
650,000.01 - 700,000.00                  12    8,122,411.69      2.33%       4.601          359       64.92               704
700,000.01 - 750,000.00                   7    5,068,556.73      1.46%       3.597          359       64.13               703
750,000.01 - 800,000.00                  10    7,849,373.73      2.26%       4.553          359       61.64               726
800,000.01 - 850,000.00                   4    3,283,133.54      0.94%       4.640          359       67.28               717
900,000.01 - 950,000.00                   1      945,470.29      0.27%       4.127          358       60.32               799
950,000.01 - 1,000,000.00                11   10,861,305.30      3.12%       4.416          359       62.40               712
1,000,000.01+                             5    6,026,810.11      1.73%       4.592          359       64.50               701
-----------------------------------------------------------------------------------------------------------------------------
Total                                   744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
Current Gross Rate                    Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                            17    8,252,150.00      2.37%       1.013          360       69.86               705
3.500 - 3.999                            27   12,642,436.27      3.63%       3.896          359       69.78               715
4.000 - 4.499                           214  108,666,755.17     31.24%       4.275          359       71.85               708
4.500 - 4.999                           305  138,883,024.75     39.92%       4.799          359       70.24               705
5.000 - 5.499                           179   78,624,988.56     22.60%       5.139          359       74.47               687
5.500 - 5.999                             2      798,891.64      0.23%       5.790          359       80.00               624
-----------------------------------------------------------------------------------------------------------------------------
Total                                   744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                       Weighted
                                                                          Weighted      Average    Weighted
                                                    Current     Pct by     Average       Stated     Average          Weighted
                                       # of       Principal       Curr       Gross    Remaining    Combined           Average
FICO                                  Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
-----------------------------------------------------------------------------------------------------------------------------
600-624                                  10    4,664,314.67      1.34%       5.102          359       73.21               623
625-649                                  87   38,531,083.42     11.08%       4.720          359       72.40               637
650-674                                 138   67,279,058.17     19.34%       4.617          359       72.92               661
675-699                                 126   61,400,918.77     17.65%       4.597          359       70.46               686
700+                                    365  171,551,374.92     49.32%       4.531          359       71.28               741
None                                     18    4,441,496.44      1.28%       4.814          359       78.47                 0
-----------------------------------------------------------------------------------------------------------------------------
Total                                   744  347,868,246.39    100.00%       4.592          359       71.70               702

                                                                             33

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Combined Original LTV                  Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                               28   13,936,681.84      4.01%       4.476          359       41.55               720
50.00- 54.99                              15    7,651,074.75      2.20%       4.608          359       53.33               706
55.00- 59.99                              34   15,993,726.69      4.60%       4.445          359       57.39               702
60.00- 64.99                              41   24,059,594.76      6.92%       4.518          359       62.04               722
65.00- 69.99                              93   48,599,410.73     13.97%       4.490          359       67.45               700
70.00- 74.99                             127   61,502,910.54     17.68%       4.674          359       72.67               697
75.00- 79.99                             218   96,844,029.41     27.84%       4.632          359       76.54               695
80.00                                    176   75,025,795.01     21.57%       4.595          359       80.00               708
80.01- 84.99                               1      338,810.97      0.10%       4.827          359       81.81               671
85.00- 89.99                               5    1,750,221.56      0.50%       4.873          358       86.49               684
90.00- 94.99                               2      808,356.09      0.23%       5.030          359       90.00               686
95.00- 99.99                               4    1,357,634.04      0.39%       4.827          359       95.00               714
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Original Term (months)                 Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
360                                      744  347,868,246.39    100.00%       4.592          359       71.70               702
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Stated Remaining Term (months)         Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
355-357                                   11    5,746,472.65      1.65%       4.757          357       70.86               695
358-360                                  733  342,121,773.74     98.35%       4.589          359       71.71               702
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Debt Ratio                             Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                               25   11,308,897.30      3.25%       4.561          359       69.27               705
20.01 -25.00                              37   15,756,840.62      4.53%       4.545          359       71.35               704
25.01 -30.00                              89   40,107,564.35     11.53%       4.545          359       70.46               696
30.01 -35.00                             177   84,505,449.24     24.29%       4.611          359       72.70               697
35.01 -40.00                             280  134,392,804.95     38.63%       4.575          359       73.71               695
40.01 -45.00                              17    9,048,921.95      2.60%       4.718          359       68.38               711
45.01 -50.00                               2    1,471,650.30      0.42%       4.377          359       53.17               725
None                                     117   51,276,117.68     14.74%       4.645          359       67.48               732
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                            34

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   Weighted
                                                                     Weighted      Average    Weighted
                                               Current     Pct by     Average       Stated     Average          Weighted
                                  # of       Principal       Curr       Gross    Remaining    Combined           Average
FRM/ARM                          Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                744  347,868,246.39    100.00%       4.592          359       71.70               702
------------------------------------------------------------------------------------------------------------------------
Total                              744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                  Weighted
                                                                     Weighted      Average    Weighted
                                               Current     Pct by     Average       Stated     Average          Weighted
                                  # of       Principal       Curr       Gross    Remaining    Combined           Average
Product                          Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    744  347,868,246.39    100.00%       4.592          359       71.70               702
------------------------------------------------------------------------------------------------------------------------
Total                              744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                  Weighted
                                                                     Weighted      Average    Weighted
                                               Current     Pct by     Average       Stated     Average          Weighted
                                  # of       Principal       Curr       Gross    Remaining    Combined           Average
Silent 2nd                       Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------
No Silent Second                   590  275,430,945.82     79.18%       4.603          359       71.20               702
Silent Second                      154   72,437,300.57     20.82%       4.548          359       73.60               702
------------------------------------------------------------------------------------------------------------------------
Total                              744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                  Weighted
                                                                     Weighted      Average    Weighted
                                               Current     Pct by     Average       Stated     Average          Weighted
Prepayment Penalty Original Term  # of       Principal       Curr       Gross    Remaining    Combined           Average
(months)                         Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months            87   40,025,329.23     11.51%       4.124          359       73.58               702
Prepay Penalty: 12 months           77   41,638,734.43     11.97%       4.162          359       72.08               702
Prepay Penalty: 24 months           19    8,814,533.87      2.53%       4.198          359       68.27               711
Prepay Penalty: 36 months          561  257,389,648.86     73.99%       4.747          359       71.46               702
------------------------------------------------------------------------------------------------------------------------
Total                              744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                  Weighted
                                                                     Weighted      Average    Weighted
                                               Current     Pct by     Average       Stated     Average          Weighted
                                  # of       Principal       Curr       Gross    Remaining    Combined           Average
Lien                             Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                         744  347,868,246.39    100.00%       4.592          359       71.70               702
------------------------------------------------------------------------------------------------------------------------
Total                              744  347,868,246.39    100.00%       4.592          359       71.70               702

                                                                            35

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                      Weighted
                                                                         Weighted      Average    Weighted
                                                   Current     Pct by     Average       Stated     Average          Weighted
                                      # of       Principal       Curr       Gross    Remaining    Combined           Average
Documentation Type                   Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   466  226,896,555.53     65.22%       4.566          359       71.78               695
Full/Alternate                         130   57,342,333.93     16.48%       4.683          359       75.73               694
No Income / No Asset                   117   51,276,117.68     14.74%       4.645          359       67.48               732
Fast Forward                            31   12,353,239.25      3.55%       4.420          359       68.97               747
----------------------------------------------------------------------------------------------------------------------------
Total                                  744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                      Weighted
                                                                         Weighted      Average    Weighted
                                                   Current     Pct by     Average       Stated     Average          Weighted
                                      # of       Principal       Curr       Gross    Remaining    Combined           Average
Loan Purpose                         Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
----------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                     394  185,537,413.97     53.34%       4.674          359       68.56               697
Purchase                               232  105,839,351.77     30.43%       4.443          359       77.52               714
Rate/Term Refinance                    118   56,491,480.65     16.24%       4.599          359       71.09               696
----------------------------------------------------------------------------------------------------------------------------
Total                                  744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                      Weighted
                                                                         Weighted      Average    Weighted
                                                   Current     Pct by     Average       Stated     Average          Weighted
                                      # of       Principal       Curr       Gross    Remaining    Combined           Average
Property Type                        Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family                          498  231,813,670.50     66.64%       4.600          359       71.58               702
PUD                                    160   76,508,111.05     21.99%       4.615          359       71.22               699
Condominium                             68   30,498,800.37      8.77%       4.441          359       74.34               711
Two-Four Family                         12    6,613,823.13      1.90%       4.690          359       70.28               690
Townhouse                                6    2,433,841.34      0.70%       4.658          359       68.58               701
----------------------------------------------------------------------------------------------------------------------------
Total                                  744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                      Weighted
                                                                         Weighted      Average    Weighted
                                                   Current     Pct by     Average       Stated     Average          Weighted
                                      # of       Principal       Curr       Gross    Remaining    Combined           Average
Occupancy Status                     Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                                705  334,151,185.53     96.06%       4.587          359       71.65               702
Second Home                             29    9,573,301.06      2.75%       4.690          359       73.24               719
Investor                                10    4,143,759.80      1.19%       4.741          359       72.12               706
----------------------------------------------------------------------------------------------------------------------------
Total                                  744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                            36

                      [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                      Weighted
                                                                         Weighted      Average    Weighted
                                                   Current     Pct by     Average       Stated     Average          Weighted
                                      # of       Principal       Curr       Gross    Remaining    Combined           Average
State                                Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
----------------------------------------------------------------------------------------------------------------------------
Arizona                                  8    4,247,210.60      1.22%       4.786          359       71.45               694
Arkansas                                 1      475,112.24      0.14%       4.777          358       85.00               777
California                             460  219,366,598.83     63.06%       4.565          359       71.50               705
Colorado                                12    5,393,081.41      1.55%       4.827          359       69.84               713
Connecticut                              2      685,893.92      0.20%       5.024          359       66.76               675
District of Columbia                     1      409,060.75      0.12%       4.377          359       58.57               696
Florida                                 50   19,468,284.88      5.60%       4.472          359       73.43               702
Georgia                                  8    3,591,062.25      1.03%       4.131          359       76.00               651
Hawaii                                   4    2,380,372.66      0.68%       4.739          359       59.12               705
Idaho                                    1      392,662.03      0.11%       4.927          359       80.00               706
Illinois                                12    5,537,552.39      1.59%       4.347          359       70.36               697
Maine                                    2      776,181.57      0.22%       4.977          359       72.46               676
Maryland                                17    7,667,463.57      2.20%       4.713          359       71.74               697
Massachusetts                            7    3,017,010.73      0.87%       4.942          359       66.74               681
Michigan                                 6    2,546,969.96      0.73%       4.786          359       75.63               693
Minnesota                                8    3,825,652.36      1.10%       4.529          359       77.02               722
Missouri                                 3    1,470,237.97      0.42%       5.027          359       74.04               696
Nevada                                  11    5,438,109.93      1.56%       4.830          359       73.17               674
New Jersey                              42   19,338,310.73      5.56%       4.692          359       69.98               696
New Mexico                               3    1,402,899.30      0.40%       4.596          359       75.90               678
New York                                33   15,514,311.45      4.46%       4.703          359       74.31               707
North Carolina                           4    1,679,924.52      0.48%       3.475          359       71.11               743
Ohio                                     3    1,140,320.21      0.33%       4.979          359       73.67               681
Oregon                                   1      443,939.53      0.13%       4.177          359       74.17               700
Pennsylvania                             3    1,584,268.07      0.46%       4.761          359       78.11               663
Rhode Island                             3    1,291,335.31      0.37%       4.360          359       76.77               696
South Carolina                           3    1,382,198.28      0.40%       4.690          359       59.96               705
Tennessee                                1      379,129.47      0.11%       5.277          359       73.79               658
Texas                                    2      774,425.72      0.22%       5.155          357       61.60               675
Utah                                     2    1,480,463.53      0.43%       4.560          359       77.14               728
Virginia                                20    9,487,097.98      2.73%       4.743          359       70.29               701
Washington                               8    4,113,642.09      1.18%       4.511          359       72.97               685
Wisconsin                                3    1,167,462.15      0.34%       4.460          358       76.38               730
----------------------------------------------------------------------------------------------------------------------------
Total                                  744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                             37

                     [LOGO OMITTED] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Gross Margin                           Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             72   36,319,207.48     10.44%       4.022          359       70.80               710
2.500 - 2.999                            243  121,780,694.38     35.01%       4.278          359       71.44               709
3.000 - 3.499                            359  160,639,457.90     46.18%       4.853          359       71.39               701
3.500 - 3.999                             69   28,514,354.60      8.20%       5.159          359       75.50               670
4.000 - 4.499                              1      614,532.03      0.18%       5.877          359       80.00               624
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Minimum Interest Rate                  Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             72   36,319,207.48     10.44%       4.022          359       70.80               710
2.500 - 2.999                            243  121,780,694.38     35.01%       4.278          359       71.44               709
3.000 - 3.499                            359  160,639,457.90     46.18%       4.853          359       71.39               701
3.500 - 3.999                             69   28,514,354.60      8.20%       5.159          359       75.50               670
4.000 - 4.499                              1      614,532.03      0.18%       5.877          359       80.00               624
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Maximum Interest Rate                  Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                              7    3,383,763.86      0.97%       4.488          359       74.48               703
9.500 - 9.999                            737  344,484,482.53     99.03%       4.593          359       71.67               702
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                                        Weighted
                                                                           Weighted      Average    Weighted
                                                     Current     Pct by     Average       Stated     Average          Weighted
                                        # of       Principal       Curr       Gross    Remaining    Combined           Average
Neg Amort Limit                        Loans         Balance   Prin Bal      Coupon         Term    Orig LTV              FICO
------------------------------------------------------------------------------------------------------------------------------
110.000                                  744  347,868,246.39    100.00%       4.592          359       71.70               702
------------------------------------------------------------------------------------------------------------------------------
Total                                    744  347,868,246.39    100.00%       4.592          359       71.70               702


                                                                            38
                      [LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         INDYMAC 2004-AR14-CONFORMING
                                 12/01/04 FILE


Total Current Balance:                         363,405,927
Number Of Loans:                               1,758

                                                                                        Minimum             Maximum
Average Current Balance:                       $206,715.54                           $49,880.85         $538,405.07
Average Original Balance:                      $207,252.35                           $50,000.00         $539,500.00

Weighted Average Current Mortgage Rate:              4.745 %                              1.000             6.077 %
Weighted Average Gross Margin:                       3.133 %                              2.000             4.400 %
Weighted Average Maximum Mortgage Rate:              9.946 %                              7.700             9.950 %

Weighted Average Original Ltv Ratio:                 71.75 %                              11.06             95.00 %

Weighted Average Negative Amortization Limit:       110.00 %                             110.00            110.00 %
Weighted Average Payment Cap:                         7.50 %                               7.50              7.50 %
Weighted Average Recast Frequency:                      60                                   60                  60

Weighted Average Credit Score:                         708                                  620                 817

Weighted Average Original Term:                        360 months                           360                 360 months
Weighted Average Remaining Term:                       359 months                           353                 360 months

Weighted Average Months To Roll:               1 months                                       1                    1 months
Weighted Average Rate Adjustment Frequency:    1 months                                       1                    1 months

First Payment Date:                                                            Jun 01, 2004             Jan 01, 2005
Maturity Date:                                                                 May 01, 2034             Dec 01, 2034

Top State Concentrations ($):                  35.47 % California, 9.87 % Florida, 9.81 % New Jersey
Maximum Zip Code Concentration ($):            0.67 % 33019 (Hollywood, FL)

Table

                                                                                            % of Aggregate
                                                                   Principal Balance     Principal Balance
                                                       Number of   Outstanding as of     Outstanding as of
INDEX:                                            Mortgage Loans     the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------
MTA                                                        1,758      363,405,927.48                100.00
----------------------------------------------------------------------------------------------------------
Total                                                      1,758      363,405,927.48                100.00
==========================================================================================================


                                                                                            % of Aggregate
                                                                   Principal Balance     Principal Balance
                                                       Number of   Outstanding as of     Outstanding as of
CURRENT BALANCE:                                  Mortgage Loans     the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------
49,881 -    50,000                                             3          149,697.52                  0.04
50,001 -    100,000                                          111        9,050,710.95                  2.49
100,001 -  150,000                                           319       40,585,923.63                 11.17
150,001 -  200,000                                           435       76,554,958.99                 21.07
200,001 -  250,000                                           361       81,326,902.63                 22.38
250,001 -  300,000                                           330       90,544,326.09                 24.92
300,001 -  350,000                                           176       56,021,924.72                 15.42
350,001 -  400,000                                            13        4,846,143.68                  1.33
400,001 -  450,000                                             8        3,333,018.49                  0.92
450,001 -  500,000                                             1          453,915.71                  0.12
500,001 -  538,405                                             1          538,405.07                  0.15
----------------------------------------------------------------------------------------------------------
Total                                                      1,758      363,405,927.48                100.00
==========================================================================================================


                                                                                            % of Aggregate
                                                                   Principal Balance     Principal Balance
                                                       Number of   Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE:                            Mortgage Loans     the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------
1.000 - 1.000                                                 23        5,293,450.00                  1.46
1.001 - 1.250                                                  1          204,256.00                  0.06
1.751 - 2.000                                                  7          908,650.00                  0.25
3.501 - 3.750                                                  5        1,079,807.80                  0.30
3.751 - 4.000                                                 32        7,100,184.40                  1.95
4.001 - 4.250                                                111       23,410,096.52                  6.44
4.251 - 4.500                                                159       34,342,965.85                  9.45
4.501 - 4.750                                                209       43,708,021.18                 12.03
4.751 - 5.000                                                679      136,797,467.95                 37.64
5.001 - 5.250                                                439       93,123,616.48                 25.63
5.251 - 5.500                                                 69       13,141,605.64                  3.62
5.501 - 5.750                                                 19        3,236,279.95                  0.89
5.751 - 6.000                                                  4          763,707.90                  0.21
6.001 - 6.077                                                  1          295,817.81                  0.08
----------------------------------------------------------------------------------------------------------
Total                                                      1,758      363,405,927.48                100.00
==========================================================================================================


                                                                                            % of Aggregate
                                                                   Principal Balance     Principal Balance
                                                       Number of   Outstanding as of     Outstanding as of
ORIGINAL TERM:                                    Mortgage Loans     the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------
360                                                        1,758      363,405,927.48                100.00
----------------------------------------------------------------------------------------------------------
Total                                                      1,758      363,405,927.48                100.00
==========================================================================================================


                                                                                            % of Aggregate
                                                                   Principal Balance     Principal Balance
                                                       Number of   Outstanding as of     Outstanding as of
REMAINING TERM:                                   Mortgage Loans     the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------
353 - 360                                                  1,758      363,405,927.48                100.00
----------------------------------------------------------------------------------------------------------
Total                                                      1,758      363,405,927.48                100.00
==========================================================================================================

                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
LOAN AGE:                                        Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
 <= 0                                                        31       6,406,356.00                   1.76
1 - 6                                                     1,726     356,805,181.20                  98.18
7 - 7                                                         1         194,390.28                   0.05
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
PROPERTY TYPE:                                   Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
Single Family                                             1,146     232,461,273.48                  63.97
PUD                                                         272      56,584,801.10                  15.57
Condominium                                                 207      41,096,567.81                  11.31
Two-Four Family                                             108      28,053,395.63                   7.72
Townhouse                                                    25       5,209,889.46                   1.43
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
PURPOSE CODE:                                    Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
Cash Out Refinance                                          949     198,392,133.75                  54.59
Purchase                                                    428      92,400,999.01                  25.43
Rate/Term Refinance                                         381      72,612,794.72                  19.98
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
OCCUPANCY:                                       Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
Primary                                                   1,563     325,931,947.47                  89.69
Investor                                                    150      28,303,957.06                   7.79
Second Home                                                  45       9,170,022.95                   2.52
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
DOCUMENTATION:                                   Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
Stated Documentation                                        842     181,656,554.69                  49.99
Full/Alternate                                              513      98,446,843.36                  27.09
No Income / No Asset                                        331      70,034,951.04                  19.27
Fast Forward                                                 72      13,267,578.39                   3.65
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
SILENT SECOND:                                   Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
No Silent Second                                          1,448     298,500,706.77                  82.14
Silent Second                                               310      64,905,220.71                  17.86
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                  Principal Balance     Principal Balance
                                                      Number of   Outstanding as of     Outstanding as of
GROSS MARGIN:                                    Mortgage Loans     the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------------------
2.000 - 2.000                                                 5        1,079,807.80                  0.30
2.001 - 2.250                                                18        4,452,368.86                  1.23
2.251 - 2.500                                                99       21,079,996.68                  5.80
2.501 - 2.750                                               167       35,580,705.08                  9.79
2.751 - 3.000                                               194       41,314,203.84                 11.37
3.001 - 3.250                                               639      128,463,875.08                 35.35
3.251 - 3.500                                               474      101,046,757.61                 27.81
3.501 - 3.750                                               130       24,764,743.23                  6.81
3.751 - 4.000                                                23        3,744,301.52                  1.03
4.001 - 4.250                                                 8        1,583,349.97                  0.44
4.251 - 4.400                                                 1          295,817.81                  0.08
---------------------------------------------------------------------------------------------------------
Total                                                     1,758      363,405,927.48                100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                  Principal Balance     Principal Balance
                                                      Number of   Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE:                           Mortgage Loans     the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------------------
7.700 - 7.750                                                 1           98,632.55                  0.03
8.501 - 8.750                                                 4          865,664.88                  0.24
8.751 - 9.000                                                 1          154,970.10                  0.04
9.501 - 9.750                                                 1          175,160.81                  0.05
9.751 - 9.950                                             1,751      362,111,499.14                 99.64
---------------------------------------------------------------------------------------------------------
Total                                                     1,758      363,405,927.48                100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                  Principal Balance     Principal Balance
                                                      Number of   Outstanding as of     Outstanding as of
ORIGINAL LTV RATIO:                              Mortgage Loans     the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------------------
11.06 - 15.00                                                 1          129,702.19                  0.04
15.01 - 20.00                                                 4          486,861.97                  0.13
20.01 - 25.00                                                 6          808,280.32                  0.22
25.01 - 30.00                                                13        1,946,083.21                  0.54
30.01 - 35.00                                                17        2,691,791.05                  0.74
35.01 - 40.00                                                20        3,086,568.23                  0.85
40.01 - 45.00                                                32        5,769,598.37                  1.59
45.01 - 50.00                                                51        9,963,506.78                  2.74
50.01 - 55.00                                                56       11,279,167.48                  3.10
55.01 - 60.00                                                76       16,224,704.85                  4.46
60.01 - 65.00                                               110       22,546,997.02                  6.20
65.01 - 70.00                                               195       39,679,312.28                 10.92
70.01 - 75.00                                               472      103,103,652.48                 28.37
75.01 - 80.00                                               605      126,666,228.46                 34.86
80.01 - 85.00                                                31        5,694,267.42                  1.57
85.01 - 90.00                                                38        7,324,874.87                  2.02
90.01 - 95.00                                                31        6,004,330.50                  1.65
---------------------------------------------------------------------------------------------------------
Total                                                     1,758      363,405,927.48                100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
CREDIT SCORE:                                    Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
620 - 650                                                   206      43,536,559.89                  11.98
651 - 675                                                   277      58,319,728.12                  16.05
676 - 700                                                   308      64,681,922.56                  17.80
701 - 725                                                   331      68,817,129.67                  18.94
726 - 750                                                   256      53,225,443.03                  14.65
751 - 775                                                   203      39,436,664.93                  10.85
776 - 800                                                   144      28,853,678.60                   7.94
801 - 817                                                    33       6,534,800.68                   1.80
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================


                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
PREPAY PENALTY TERM:                             Mortgage Loans    the Cutoff Date        the Cutoff Date
--------------------------------------------------------------------------------------------------------
0.00                                                        119      24,837,094.13                   6.83
12.00                                                        85      18,449,689.62                   5.08
24.00                                                        33       7,442,674.51                   2.05
36.00                                                     1,521     312,676,469.22                  86.04
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
STATE:                                           Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
California                                                  545     128,888,749.98                  35.47
Florida                                                     200      35,869,384.33                   9.87
New Jersey                                                  157      35,663,260.91                   9.81
New York                                                     59      15,063,027.87                   4.14
Colorado                                                     65      12,373,776.20                   3.40
Michigan                                                     66      10,896,111.71                   3.00
Minnesota                                                    60      10,875,109.52                   2.99
Nevada                                                       51      10,432,933.52                   2.87
Illinois                                                     51      10,349,465.13                   2.85
Virginia                                                     45       9,596,913.73                   2.64
Texas                                                        51       8,278,358.38                   2.28
Washington                                                   44       8,133,139.46                   2.24
Maryland                                                     35       7,478,020.51                   2.06
Massachusetts                                                28       6,549,227.12                   1.80
Arizona                                                      37       6,504,431.20                   1.79
Connecticut                                                  34       6,364,539.19                   1.75
Ohio                                                         36       6,065,009.97                   1.67
Oregon                                                       26       5,141,270.58                   1.41
Hawaii                                                       11       3,132,630.33                   0.86
Pennsylvania                                                 14       2,516,123.37                   0.69
Georgia                                                      14       2,316,852.68                   0.64
Wisconsin                                                    10       1,919,846.54                   0.53
North Carolina                                                8       1,599,574.24                   0.44
Delaware                                                     10       1,586,217.33                   0.44
Missouri                                                     12       1,571,103.11                   0.43
South Carolina                                               10       1,500,788.31                   0.41
Kansas                                                        8       1,280,815.60                   0.35
Rhode Island                                                  5       1,208,064.24                   0.33
Utah                                                          8       1,117,059.24                   0.31
Indiana                                                       7       1,067,777.29                   0.29
Montana                                                       5         888,876.20                   0.24
Tennessee                                                     6         882,518.75                   0.24
Nebraska                                                      6         802,193.75                   0.22
Idaho                                                         4         730,355.37                   0.20
New Mexico                                                    3         666,562.12                   0.18
District of Columbia                                          2         539,818.94                   0.15
Maine                                                         4         507,806.56                   0.14
Alaska                                                        3         506,730.30                   0.14
North Dakota                                                  5         450,035.61                   0.12
Wyoming                                                       3         447,859.65                   0.12
Iowa                                                          2         299,937.81                   0.08
New Hampshire                                                 1         298,569.56                   0.08
Alabama                                                       2         297,211.75                   0.08
South Dakota                                                  1         271,351.81                   0.07
Oklahoma                                                      2         237,047.22                   0.07
Louisiana                                                     1         119,756.46                   0.03
Arkansas                                                      1         119,714.03                   0.03
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                 Principal Balance      Principal Balance
                                                      Number of  Outstanding as of      Outstanding as of
PMI COMPANY:                                     Mortgage Loans    the Cutoff Date        the Cutoff Date
---------------------------------------------------------------------------------------------------------
No MI                                                     1,658     344,382,454.69                  94.77
PMI                                                          38       7,640,356.17                   2.10
Radian                                                       24       4,695,118.44                   1.29
MGIC                                                         23       4,218,404.35                   1.16
RMIC                                                         11       1,813,532.66                   0.50
United Guaranty                                               3         539,847.51                   0.15
GEMICO                                                        1         116,213.66                   0.03
---------------------------------------------------------------------------------------------------------
Total                                                     1,758     363,405,927.48                 100.00
=========================================================================================================

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any
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registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus
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definitive Computational Materials and any matter discussed in this
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may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate
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risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

INDX04AR14 - Price/Yield - AX1

Balance             744,388,000  Delay           24
Coupon           0.8             Dated           12/1/2004
Settle           12/6/2004       First Payment   1/25/2005


-----------------------------------------------------------------------------------------------------------------------
          LIBOR_1MO       2.31       2.31        2.31       2.31       2.31       2.31       2.31      2.31        2.31
            MTA_1YR       1.77       1.77        1.77       1.77       1.77       1.77       1.77      1.77        1.77
             Prepay     10 CPR     15 CPR      18 CPR     20 CPR     30 CPR     35 CPR     36 CPR    37 CPR      40 CPR
Optional Redemption   Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)    Call (Y)
-----------------------------------------------------------------------------------------------------------------------
              Price      Yield      Yield       Yield      Yield      Yield      Yield      Yield     Yield       Yield
-----------------------------------------------------------------------------------------------------------------------
           0.777200     52.705     52.705      52.705     52.705     52.705     52.705     50.851    48.901      43.135
           0.808450     47.948     47.948      47.948     47.948     47.948     47.948     46.123    44.201      38.523
           0.839700     43.555     43.555      43.555     43.555     43.555     43.555     41.757    39.862      34.265
           0.870950     39.484     39.484      39.484     39.484     39.484     39.484     37.712    35.841      30.321
           0.902200     35.699     35.699      35.699     35.699     35.699     35.699     33.949    32.101      26.653
           0.933450     32.167     32.167      32.167     32.167     32.167     32.167     30.440    28.614      23.233
           0.964700     28.864     28.864      28.864     28.864     28.864     28.864     27.158    25.352      20.034
           0.995950     25.766     25.766      25.766     25.766     25.766     25.766     24.079    22.292      17.034
-----------------------------------------------------------------------------------------------------------------------
           1.027200     22.852     22.852      22.852     22.852     22.852     22.852     21.184    19.415      14.214
           1.058450     20.106     20.106      20.106     20.106     20.106     20.106     18.456    16.704      11.557
           1.089700     17.513     17.513      17.513     17.513     17.513     17.513     15.879    14.144       9.048
           1.120950     15.059     15.059      15.059     15.059     15.059     15.059     13.440    11.721       6.673
           1.152200     12.731     12.731      12.731     12.731     12.731     12.731     11.128     9.424       4.422
           1.183450     10.521     10.521      10.521     10.521     10.521     10.521      8.932     7.242       2.284
           1.214700      8.418      8.418       8.418      8.418      8.418      8.418      6.843     5.166       0.250
           1.245950      6.413      6.413       6.413      6.413      6.413      6.413      4.851     3.188      -1.688
-----------------------------------------------------------------------------------------------------------------------
           1.277200      4.500      4.500       4.500      4.500      4.500      4.500      2.951     1.300      -3.537
-----------------------------------------------------------------------------------------------------------------------
           1.308450      2.672      2.672       2.672      2.672      2.672      2.672      1.135    -0.504      -5.304
           1.339700      0.923      0.923       0.923      0.923      0.923      0.923     -0.603    -2.230      -6.995
           1.370950     -0.754     -0.754      -0.754     -0.754     -0.754     -0.754     -2.268    -3.884      -8.615
           1.402200     -2.362     -2.362      -2.362     -2.362     -2.362     -2.362     -3.865    -5.471     -10.168
           1.433450     -3.906     -3.906      -3.906     -3.906     -3.906     -3.906     -5.399    -6.994     -11.661
           1.464700     -5.391     -5.391      -5.391     -5.391     -5.391     -5.391     -6.874    -8.459     -13.095
           1.495950     -6.820     -6.820      -6.820     -6.820     -6.820     -6.820     -8.294    -9.869     -14.475
           1.527200     -8.197     -8.197      -8.197     -8.197     -8.197     -8.197     -9.661   -11.227     -15.805
-----------------------------------------------------------------------------------------------------------------------
           1.558450     -9.524     -9.524      -9.524     -9.524     -9.524     -9.524    -10.980   -12.537     -17.087
           1.589700    -10.805    -10.805     -10.805    -10.805    -10.805    -10.805    -12.252   -13.800     -18.324
           1.620950    -12.043    -12.043     -12.043    -12.043    -12.043    -12.043    -13.481   -15.021     -19.519
           1.652200    -13.239    -13.239     -13.239    -13.239    -13.239    -13.239    -14.669   -16.201     -20.674
           1.683450    -14.396    -14.396     -14.396    -14.396    -14.396    -14.396    -15.818   -17.342     -21.791
           1.714700    -15.517    -15.517     -15.517    -15.517    -15.517    -15.517    -16.931   -18.447     -22.872
           1.745950    -16.602    -16.602     -16.602    -16.602    -16.602    -16.602    -18.009   -19.518     -23.920
           1.777200    -17.655    -17.655     -17.655    -17.655    -17.655    -17.655    -19.055   -20.556     -24.936
-----------------------------------------------------------------------------------------------------------------------
     Mod Durn 30360       1.30       1.30        1.30       1.30       1.30       1.30       1.31      1.31        1.34
-----------------------------------------------------------------------------------------------------------------------